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                                                                   EXHIBIT 10.9A


                                [ASC LETTERHEAD]



                                                                 August 30, 2000

New Enterprise Associates VIII, Limited Partnership
NEA Presidents' Fund, L.P.
NEA Ventures 1999, L.P.
TCV III (GP)
TCV III, L.P.
TCV III (Q), L.P.
TCV III Strategic Partners, L.P.
Morgan Stanley Venture Partners III, L.P.
Morgan Stanley Venture Investors III, L.P.
The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.
Baker Communications Fund, L.P.
Mostafa Venture Fund, LLC
MCI Worldcom Venture Fund, Inc.

        RE:    IPO Purchase Rights

        Reference is made to the Securities Purchase and Stockholder Agreement, dated as of September 10, 1999, as amended (the "Agreement"), among Advanced Switching Communications, Inc. (the "Corporation"), Asghar Mostafa and the other parties named therein (the "Investors") and the Letter regarding the Right to Participate in Initial Public Offering of the same date, between the Corporation and the Investors (the "Letter"). The Letter and Section 11.8 of the Agreement provide that, in the event of a Qualified Initial Public Offering by the Corporation, the holders of the Class C Preferred Shares and Class D Preferred Shares shall have the option, on a pro rata basis, to purchase up to 5%, in the aggregate, of the shares of capital stock offered by the Corporation ("IPO Purchase Right"). Capitalized terms not defined herein shall have the meaning assigned to them in the Agreement.

        In order to induce the Corporation to complete an initial public offering of its common stock, each of the undersigned Investors has agreed to waive its IPO Purchase


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Rights, provided that the offering is completed by November 30, 2000. If the offering is not completed by November 30, 2000, all rights under Section 11.8 under the Agreement shall be reinstated. Whether or not the IPO actually occurs depends on a number of factors, including market conditions.

        This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws, and may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one agreement.


                         [signatures on following pages]



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        Please acknowledge your agreement with the foregoing by executing this letter in duplicate and returning one signed original to the Corporation as soon as possible.



                                          ADVANCED SWITCHING
                                          COMMUNICATIONS, INC.

                                          By: /s/ ASGHAR MOSTAFA
                                              ----------------------------------
                                              Name: Asghar D. Mostafa
                                              Title: President + CEO

Accepted and agreed
as of August 10, 2000


NEW ENTERPRISE ASSOCIATES VIII, LIMITED PARTNERSHIP

By:  NEA Partners VIII, Limited Partnership

By:  /s/ ARTHUR MARKS
     -------------------------------
     Name: Arthur Marks
     Title:


NEW ENTERPRISE PRESIDENTS' FUND, L.P.

By:  NEA General Partnership, L.P.

By:  /s/ ARTHUR MARKS
     -------------------------------
     Name: Arthur Marks
     Title:


NEA VENTURES 1999, L.P.

By:  /s/ ARTHUR MARKS
     -------------------------------
     Name: Arthur Marks
     Title:

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TCV III (GP)

By: Technology Crossover Management III, L.L.C.
Its: General Partner

By:  /s/ CARLA S. NEWELL
     -------------------------------
     Name: Carla S. Newell
     Title: Attorney-in-Fact


TCV III, L.P.

By: Technology Crossover Management III, L.L.C.
Its: General Partner

By:  /s/ CARLA S. NEWELL
     -------------------------------
     Name: Carla S. Newell
     Title: Attorney-in-Fact


TCV III (Q), L.P.

By: Technology Crossover Management III, L.L.C.
Its: General Partner

By:  /s/ CARLA S. NEWELL
     -------------------------------
     Name: Carla S. Newell
     Title: Attorney-in-Fact


TCV III Strategic Partners, L.P.

By: Technology Crossover Management III, L.L.C.
Its: General Partner

By:  /s/ CARLA S. NEWELL
     -------------------------------
     Name: Carla S. Newell
     Title: Attorney-in-Fact



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MORGAN STANLEY VENTURE PARTNERS III, L.P.

By: Morgan Stanley Venture Partners III, L.L.C.
Its: General Partner

By: Morgan Stanley Venture Capital III, Inc.
Its:  Institutional Managing-Member

By:  /s/ GHASSAN BEJJANI
     -------------------------------
     Name: Ghassan Bejjani
     Title: Principal


MORGAN STANLEY VENTURE INVESTORS III, L.P.

By: Morgan Stanley Venture Partners III, L.L.C.
Its: General Partner

By: Morgan Stanley Venture Capital III, Inc.
Its: General Partner

By:  /s/ GHASSAN BEJJANI
     -------------------------------
     Name: Ghassan Bejjani
     Title: Principal


MORGAN STANLEY VENTURE PARTNERS ENTREPRENEUR FUND, L.P.

By: Morgan Stanley Venture Partners III, L.L.C.
Its: General Partner

By: Morgan Stanley Venture Capital III, Inc.
Its:  Institutional Managing Member

By:  /s/ GHASSAN BEJJANI
     -------------------------------
     Name: Ghassan Bejjani
     Title: Principal


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BAKER COMMUNICATIONS FUND, L.P.

By:  /s/ HENRY G. BAKER
     -------------------------------
     Name: Henry G. Baker
     Title: Manager of Baker Capital Partners, LLC
            its General Partner


MOSTAFA VENTURE FUND, LLC

By:  /s/ ASGHAR MOSTAFA
     -------------------------------
     Name:
     Title:


MCI WORLDCOM VENTURE FUND, INC.

By:  /s/ SUSAN MAYER
     -------------------------------
     Name: Susan Mayer
     Title: President